MUNIVEST
FUND II, INC.









FUND LOGO









Semi-Annual Report

April 30, 1997




This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MUNIVEST FUND II, INC.



The Benefits and
Risks of
Leveraging


MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




DEAR SHAREHOLDER


For the six-month period ended April 30, 1997, the Common Stock of MuniVest Fund II, Inc. earned $0.437 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 6.29%, based on a month-end per share net asset value of $14.01. Over the same period, the total investment return on the Fund's Common Stock was +2.63%, based on a change in per share net asset value from $14.12 to $14.01, and assuming reinvestment of $0.440 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 3.71%; Series B, 3.12%; and Series C, 3.96%.

The Municipal Market
Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the same three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, signs of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
Over the six months ended April 30, 1997, we generally maintained the neutral investment strategy adopted in late 1996. However, in recent months, we became slightly more defensive given the FRB's apparent intention to raise short-term interest rates further to ensure that domestic growth slows and any potential inflationary pressures are contained. We expect that domestic US growth will eventually slow and interest rates will fall in response.

In ordinary circumstances, FRB actions impact the economy only after a considerable period of time, usually measured in quarters, not months. The first action by the FRB was taken in late March, and we expect the economy to begin to slow by the beginning of the fourth quarter of 1997, at the earliest. However, prospects for material progress on reducing the Federal budget deficit may significantly alter historic patterns of FRB actions and their consequences. Should meaningful Federal budget reduction legislation be enacted quickly, interest rates could fall sooner. Under such a scenario, we are prepared to quickly adopt a more aggressive approach to the tax-exempt bond market in order to more fully participate in the bond market rally.

However, until such legislation is enacted, we expect that tax-exempt bond yields will trade in a relatively narrow range, with perhaps a slight upward bias in yields. We will continue to purchase higher-couponed, defensively oriented securities whenever they become available. Cash reserves may be raised to seek to further protect the Fund's principal, but probably not exceed 5% for any significant period of time. The scarcity of attractively priced municipal issues is expected to continue making reinvestment difficult.

Short-term, tax-exempt rates also continued to trade in a relatively narrow range, typically between 3.50%--3.75%. However, in recent weeks short-term interest rates rose to above 4%, largely in response to seasonal corporate and individual tax pressures. Historically, such pressures are short-lived and interest rates usually begin to decline by mid-May. However, throughout the six-month period ended April 30, 1997, the leverage of the Preferred Stock was very favorable and significantly augmented the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of the leverage will decline and the yield on the Common Stock be reduced. (For a complete explanation of the benefits and risk of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



May 30, 1997




Portfolio Abbreviations


To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                    S&P      Moody's   Face                                                                         Value
STATE              Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Alabama--0.7%      AAA       Aaa    $  2,500   Alabama Agricultural and Mechanical University Revenue
                                               Bonds, 6.50% due 11/01/2025 (d)                                    $  2,681

Alaska--4.0%       AA        Aa3      15,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                               (Sohio Pipeline--British Petroleum Oil), 7.125% due 12/01/2025       16,611

Arizona--1.2%      A1+       P1          200   Coconino County, Arizona, PCR, Public Service (Navajo Project),
                                               VRDN, AMT, Series A, 4.55% due 10/01/2029 (a)                           200
                   AAA       Aaa       2,315   Maricopa County, Arizona, School District No. 3, Refunding and
                                               Improvement Bonds(Tempe Elementary School), UT, 7.50% due
                                               7/01/2010 (c)                                                         2,743
                   AA+       Aa1       2,370   Phoenix, Arizona, GO, UT, Series B, 5% due 7/01/2020                  2,184

California--1.6%   AA        Aaa       3,825   California State Department of Water Resources, Water Systems
                                               Revenue Bonds (Central Valley Project), Series P, 6.50%
                                               due 6/01/2006 (i)                                                     4,270
                   A         Aaa       2,000   California State Public Works Board, Lease Revenue Bonds
                                               (Various Community College Projects), Series B, 7% due
                                               3/01/2004 (i)                                                         2,276

Colorado--4.4%     NR*       Aa2       3,125   Colorado HFA, S/F Program, AMT, Senior Series F, 8.625%
                                               due 6/01/2025 (h)                                                     3,497
                   BBB       Baa       7,500   Denver, Colorado, City and County Airport Revenue Bonds,
                                               AMT, Series C, 6.75% due 11/15/2022                                   7,782
                   AAA       Aaa       2,070   Douglas County, Colorado, School District No. RE1 (Douglas
                                               and Elbert Counties Improvement Project), Series A, 6.50% due
                                               12/15/2004 (d)(i)                                                     2,283
                   A1        VMIG1++   2,300   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                               VRDN, 4.50% due 5/01/2013 (a)(b)                                      2,300
                   A1+       NR*       2,300   Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Co.
                                               Project), VRDN, AMT, Series B, 4.60% due 4/01/2014 (a)                2,300

Delaware--0.6%     AAA       Aaa       2,250   Delaware Transportation Authority, Transportation System
                                               Revenue Bonds, Senior Series, 7% due 7/01/2014 (c)                    2,492

Florida--0.9%      BBB       Baa1      3,655   Escambia County, Florida, PCR (Champion International Corp.
                                               Project), AMT, 6.90% due 8/01/2022                                    3,874

Georgia--7.0%      A         A         1,250   Georgia Municipal Electric Authority, Power Revenue Bonds,
                                               Series X, 6.50% due 1/01/2020                                         1,346
                                               Georgia Municipal Electric Authority, Special Obligation
                                               Revenue Bonds:
                   A         A3        6,000     (3rd Crossover Series), 6.60% due 1/01/2018                         6,550
                   A+        A3       11,035     (5th Crossover Series), Project One, 6.50% due 1/01/2017           12,029
                                               Georgia State, GO, Series F:
                   AA+       Aaa       5,000     6.50% due 12/01/2006                                                5,553
                   AA+       Aaa       3,150     6.50% due 12/01/2007                                                3,513

Hawaii--0.5%       A         A2        2,000   Hawaii State Department of Budget and Finance, Special
                                               Purpose Revenue Bonds (Kapi'Olani Health Obligations),
                                               6.25% due 7/01/2021                                                   2,040

Idaho--0.6%        NR*       Aaa       2,500   Idaho Housing Agency, S/F Mortgage, AMT, Series E-2,
                                               6.90% due 1/01/2027                                                   2,608

Illinois--13.6%    AAA       Aaa       3,850   Chicago, Illinois, GO, UT, 5.25% due 1/01/2027 (c)                    3,531
                   AA-       Aa3       6,925   Chicago, Illinois, Gas Supply Revenue Bonds (People's Gas
                                               and Light), Series A, 6.875% due 3/01/2015                            7,423
                                               Illinois HDA, M/F Housing Program:
                   A+        A1        9,090     Refunding, Series A, 7.375% due 7/01/2017                           9,775
                   A+        A1        6,500     Series 5, 6.75% due 9/01/2023                                       6,722
                   A+        Aa2       2,550   Illinois HDA, Residential Mortgage Revenue Bonds, AMT,
                                               Series C-1, 6.874% due 2/01/2018                                      2,628
                   NR*       Baa1      3,235   Illinois Health Facilities Authority Revenue Bonds (Holy
                                               Cross Hospital Project), 6.75% due 3/01/2024                          3,334
                                               Illinois Regional Transportation Authority:
                   AAA       Aaa       4,815     Series A, 6.50% due 6/01/2015 (b)                                   5,141
                   AAA       Aaa       1,500     Series A, 7.20% due 11/01/2020 (b)                                  1,783
                   AAA       Aaa       7,000     Series A, 6.70% due 11/01/2021 (c)                                  7,888
                   AAA       Aaa       2,500     UT, Series C, 7.75% due 6/01/2020 (c)                               3,142
                   AAA       Aaa       1,000     UT, Series C, 7.10% due 6/01/2025 (c)                               1,113
                   AAA       Aa3       3,500   Illinois State Sales Tax Revenue Bonds, Series O, 6.50%
                                               due 6/15/2013                                                         3,760

Indiana--12.8%                                 Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                               Program), Series A:
                   A         NR*       2,750     6.875% due 2/01/2012                                                3,009
                   A         NR*       5,750     6.75% due 2/01/2017                                                 6,327
                   AA        Aa3       2,500   Indiana Health Facilities Financing Authority, Hospital
                                               Revenue Refunding Bonds (Clarian Health Partners Inc.),
                                               Series A, 6% due 2/15/2021                                            2,497
                   NR*       Aaa       5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                               Series A, 6.80% due 1/01/2017                                         5,761
                   NR*       Aaa       1,915   Indiana Transportation Finance Authority, Airport Facilities
                                               Lease Revenue Bonds (United Air), Series A, 6.75% due
                                               11/01/2002 (i)                                                        2,111
                                               Indiana Transportation Finance Authority, Highway Revenue
                                               Bonds, Series A:
                   A+        A1        2,000     7.25% due 6/01/2015                                                 2,352
                   A+        A1        3,775     6.80% due 12/01/2016                                                4,247
                                               Indianapolis, Indiana, Local Public Improvement Bond Bank
                                               Refunding Bonds, Series D:
                   A+        NR*       8,750     6.75% due 2/01/2014                                                 9,803
                   A+        NR*      11,800     6.75% due 2/01/2020                                                12,672
                   AAA       Aaa       3,770   South Newton, Indiana (School Building Corp.--First Mortgage),
                                               UT, 7% due 1/15/2005 (d)(i)                                           4,296


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                    S&P      Moody's   Face                                                                         Value
STATE              Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Kentucky--1.0%     AA-       Aa3    $  1,750   Boone County, Kentucky, PCR, Refunding (Dayton Power &
                                               Light Co.), Series A, 6.50% due 11/15/2022                         $  1,833
                   AAA       Aaa       2,500   Louisville and Jefferson County, Kentucky, Metropolitan
                                               Sewer District, Sewer and Drain System Revenue Refunding Bonds,
                                               Series A, 5.25% due 5/15/2027 (d)                                     2,322

Louisiana--1.4%    NR*       Baa2      2,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                               Facilities Revenue Refunding Bonds (Trunkline Long Co. Project),
                                               7.75% due 8/15/2022                                                   2,260
                   A-        A1        3,315   Louisiana Public Facilities Authority Revenue Bonds (Tulane
                                               University), 6.625% due 11/15/2021                                    3,555

Maine--1.7%        AA        Aa2       6,790   Maine State Housing Authority, Mortgage Purchase, AMT, Series
                                               C-2, 6.875% due 11/15/2023                                            7,054

Maryland--0.9%     A-        NR*       2,000   Maryland State Energy Financing Administration, Solid Waste
                                               Disposal, Limited Obligation Revenue Bonds (Wheelabrator Water
                                               Projects), AMT, 6.45% due 12/01/2016                                  2,075
                                               Maryland State Health and Higher Educational Facilities
                                               Authority Revenue Bonds:
                   NR*       VMIG1++     100     (Pooled Loan Program), VRDN, Series A, 4.60% due 4/01/2035 (a)        100
                   AAA       Aaa       1,000     (University of Maryland Medical Systems), Series B, 7% due
                                                 7/01/2022 (c)                                                       1,176
                   A1+       VMIG1++     400   University of Maryland, University Revenue Bonds (Revolving
                                               Equipment Loan Program), VRDN, Series B, 4.35% due 7/01/2015 (a)        400

Massachusetts      AAA       Aaa       1,000   Massachusetts State, HFA, Residential Development, Series C,
--2.2%                                         6.90% due 11/15/2021 (f)                                              1,048
                   A+        A1        1,000   Massachusetts State Revenue Refunding Bonds (College Building
                                               Authority Project), Series A, 7.50% due 5/01/2011                     1,201
                   A         A         6,000   Massachusetts State Water Resource Authority, Series A, 6.50%
                                               due 7/15/2019                                                         6,616

Michigan--10.3%    BBB       Baa1      3,500   Dickinson County, Michigan, Economic Development Corporation,
                                               Solid Waste Disposal Revenue Refunding Bonds (Champion
                                               International), 6.55% due 3/01/2007                                   3,636
                   AAA       Aaa       2,500   East Grand Rapids, Michigan, Public School District, Building
                                               and Site, UT, 5% due 5/01/2016 (d)                                    2,298
                   A1+       VMIG1++     200   Grand Rapids, Michigan, Water Supply System, Revenue Refunding
                                               Bonds, VRDN, 4.50% due 1/01/2020 (a)(c)                                 200
                   AA        Aa2       1,250   Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                               (Local Government--Qualified School), Series A, 6.50% due
                                               5/01/2016                                                             1,324
                   A+        NR*       3,000   Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                               Series A, 6.65% due 4/01/2023                                         3,090
                                               Michigan State, HDA, S/F Mortgage Revenue Bonds:
                   AA+       NR*       5,670     Refunding, AMT, Series D, 6.85% due 6/01/2026                       5,884
                   AA+       NR*       4,885     Series A, 6.875% due 6/01/2023                                      5,050
                                               Michigan State Hospital Finance Authority, Revenue Refunding
                                               Bonds:
                   A         A2        3,500     (Detroit Medical Center Obligation Group), Series A, 6.50%
                                                 due 8/15/2018                                                       3,662
                   AA        Aa2       7,500     (Henry Ford Health Systems), Series A, 5.25% due 11/15/2025         6,908
                   A+        A1        2,500   Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                               (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022         2,599
                   AAA       Aaa       3,500   Novi, Michigan, Building Authority Revenue Bonds, 5.25% due
                                               6/01/2024 (b)                                                         3,246
                                               Royal Oak, Michigan, Hospital Finance Authority, Revenue
                                               Refunding Bonds:
                   AA-       Aa3       2,320     (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019         2,465
                   AA        Aa3       2,500     (William Beaumont Hospital), 5.25% due 1/01/2020                    2,319

Minnesota--1.7%                                Minnesota State, HFA, S/F Mortgage, AMT:
                   AA+       Aa2       2,700     Series L, 6.70% due 7/01/2020                                       2,791
                   AA+       Aa2       3,920     Series M, 6.70% due 7/01/2026                                       4,052

Nebraska--0.6%     AAA       Aaa       2,200   Lancaster Couny, Nebraska, Hospital Authority No. 1, Hospital
                                               Revenue Bonds (Bryan Memorial Hospital Project), 6.70%
                                               due 6/01/2022 (d)                                                     2,362

Nevada--3.1%       AAA       Aaa       2,500   Clark County, Nevada, School District, 6.75% due
                                               12/15/2004 (c)(i)                                                     2,798
                   AAA       Aaa       1,450   Nevada Housing Division, S/F Program, AMT, Series E, 7%
                                               due 10/01/2019                                                        1,518
                   AA        Aa        5,430   Nevada State Refunding (Colorado River Commission--Hoover),
                                               6.60% due 10/01/2016                                                  5,852
                   AAA       Aaa       2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                               Pacific Power Co.), AMT, 6.65% due 12/01/2017 (b)                     2,645
                   A1+       P1          100   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                               Pacific Power Co. Project), VRDN, AMT, 4.50% due 12/01/2020 (a)         100

New Jersey--1.1%   AAA       Aaa       4,435   New Jersey State Housing and Mortgage Finance Agency Revenue
                                               Bonds (Home Buyer), AMT, Series M, 6.95% due 10/01/2022 (d)           4,663

New Mexico--0.5%   A1+       P1        2,100   Farmington, New Mexico, PCR (Arizona Public Service Co.),
                                               VRDN, AMT, Series C, 4.50% due 9/01/2024 (a)                          2,100

New York--4.8%                                 New York City, New York, GO, UT:
                   BBB+      Baa1      2,500     Refunding, Series C, 5.875% due 2/01/2016                           2,421
                   BBB+      Aaa       2,105     Series B, 7% due 6/01/2001 (i)                                      2,309
                   BBB+      Baa1        225     Series B, 7% due 6/01/2016                                            237
                   BBB+      Baa1        165     Series B, Sub-Series B-1, 7% due 8/15/2004 (i)                        186
                   BBB+      Baa1      2,405     Series B, Sub-Series B-1, 7.25% due 8/15/2004 (i)                   2,752
                   BBB+      Baa1      7,335     Series B, Sub-Series B-1, 7% due 8/15/2016                          7,814
                   BBB+      Baa1      1,595     Series B, Sub-Series B-1, 7.25% due 8/15/2019                       1,754
                   AA-       A1        2,500   Port Authority of New York and New Jersey, Consolidated
                                               Revenue Bonds, 109th Series, 5.375% due 7/15/2022                     2,373

North Carolina--                               Raleigh-Durham, North Carolina, Airport Authority, Special
0.5%                                           Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                               Series A (a):
                   A1+       NR*         100     4.35% due 11/01/2005                                                  100
                   A1+       NR*       1,800     4.35% due 11/01/2015                                                1,800

Ohio--0.4%                                     Cleveland, Ohio, Water Works Revenue Bonds (First Mortgage),
                                               Series F-92B (b):
                   AAA       Aaa          20     6.50% due 1/01/2002 (i)                                                22
                   AAA       Aaa       1,480     6.50% due 1/01/2011                                                 1,587


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                    S&P      Moody's   Face                                                                         Value
STATE              Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Oregon--0.4%       A1        VMIG1++ $   300   Medford, Oregon, Hospital Facilities Authority Revenue
                                               Bonds (Gross-Rogue Valley Health Services), VRDN, 4.60%
                                               due 10/01/2016 (a)                                                 $    300
                   NR*       VMIG1++     200   Oregon State Health, Housing, Educational, and Cultural
                                               Facilities Authority (Guide Dogs for the Blind), VRDN,
                                               Series A, 4.65% due 7/01/2025 (a)                                       200
                   A1+       A3        1,000   Port Saint Helens, Oregon, PCR (Portland General Electric Co.
                                               Project), VRDN, AMT, Series A, 4.40% due 8/01/2014 (a)                1,000

Pennsylvania       AA+       Aa        1,250   Pennsylvania HFA, S/F Mortgage, AMT, Series 43, 7.40% due
--0.3%                                         10/01/2014                                                            1,340

South Carolina--   A-        A1        3,000   Richland County, South Carolina, Solid Waste Disposal Facilities
1.0%                                           Revenue Bonds (Union Camp Corp. Project), AMT, Series B, 7.125%
                                               due 9/01/2021                                                         3,210
                   NR*       Aa2       1,000   South Carolina State Housing Finance and Development Authority,
                                               Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027 (h)        1,028

Texas--4.8%        AA-       Aa3       2,500   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                               Disposal Facility Revenue Bonds (du Pont (E.I.) de Nemours and Co.
                                               Project), AMT, 6.40% due 4/01/2026                                    2,596
                                               Harris County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                               Series A (i):
                   A-        A2        1,500     6.60% due 6/01/2004                                                 1,656
                   A-        A2        1,500     6.625% due 6/01/2004                                                1,658
                   AA        Aa3       2,500   Harris County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Saint Luke's Episcopal Hospital Project),
                                               Series A, 6.625% due 2/15/2012                                        2,642
                   A+        A2        2,500   Matagorda County, Texas, Port of Bay City Authority Revenue
                                               Bonds (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026      2,602
                   AA        Aa        4,000   North Central, Texas, Health Facility Development Corporation
                                               Revenue Bonds (Baylor University Medical Center), INFLOS,
                                               Series A, 9.766% due 5/15/2001 (i)(j)                                 4,715
                   AAA       Aaa       1,500   Nueces River Authority, Texas, Water Supply Facilities Revenue
                                               Bonds (Corpus Christi Lake Project), 5.25% due 7/15/2017 (e)          1,409
                   AA        Aa        2,500   Texas State, Refunding (Veterans' Land), UT, 6.50% due 12/01/2021     2,620

Utah--1.2%         AAA       Aaa       5,000   Intermountain Power Agency, Utah, Power Supply Revenue Refunding
                                               Bonds, Series A, 6% due 7/01/2021 (b)                                 5,051

Virginia--4.8%     A-        A1        3,115   Isle Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                               Revenue Bonds (Union Camp Corp. Project), AMT, 6.55% due 4/01/2024    3,277
                                               Virginia State, HDA (Commonwealth Mortgage):
                   AA+       Aa1       2,000     AMT, Series B, Sub-Series B-2, 6.85% due 1/01/2027                  2,060
                   AA+       NR*       2,500     AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                  2,568
                   AA+       Aa1       2,000     Series B, Sub-Series B-5, 6.90% due 7/01/2013                       2,067
                   AA+       Aa1       5,100     Series H, 6.85% due 7/01/2014                                       5,368
                   AA        Aa        5,000   Virginia State Transportation Board, Transportation Contract
                                               Revenue Bonds (US Route 58 Corridor), Series B, 5.125%
                                               due 5/15/2021                                                         4,602

Washington--3.9%   AAA       NR*       2,395   Washington State Housing Finance Commission, S/F Mortgage
                                               Revenue Refunding Bonds, Series D, 6.95% due 7/01/2017 (f)(g)         2,495
                                               Washington State Public Power Supply System, Revenue Refunding
                                               Bonds, Series B:
                   AA-       Aa1       4,950     (Nuclear Project No. 1), 7.25% due 7/01/2009                        5,668
                   AA-       Aa1       5,000     (Nuclear Project No. 1), 7.125% due 7/01/2016                       5,722
                   AAA       Aaa       1,900     (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                   2,211

Wisconsin--1.1%    AA        Aa        2,250   Wisconsin Housing and EDA, Home Ownership Revenue Bonds, AMT,
                                               Series D, 6.65% due 7/01/2025                                         2,311
                   NR*       A3        2,000   Wisconsin State Health and Educational Facilities Authority,
                                               Revenue Refunding Bonds (Saint Claire Hospital Project), 7%
                                               due 2/15/2011                                                         2,108

Wyoming--3.1%      BBB       Baa2      5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                               (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024               5,251
                                               Wyoming Community Development Authority, S/F Mortgage:
                   AA        Aa2       1,500     AMT, Series H, 7.10% due 6/01/2012                                  1,578
                   AA        Aa2       5,690     Series B, 6.70% due 6/01/2017                                       5,921

Puerto Rico--0.1%  A1+       VMIG1++     500   Puerto Rico Commonwealth, Government Development Bank,
                                               Refunding, VRDN, 4.30% due 12/01/2015 (a)                               500

                   Total Investments (Cost--$387,157)--98.8%                                                       408,738

                   Other Assets Less Liabilities--1.2%                                                               5,122
                                                                                                                  --------
                   Net Assets--100.0%                                                                             $413,860
                                                                                                                  ========

                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
                (b)AMBAC Insured.
                (c)FGIC Insured.
                (d)MBIA Insured.
                (e)FSA Insured.
                (f)FNMA Collateralized.
                (g)GNMA Collateralized.
                (h)FHA Insured.
                (i)Prerefunded.
                (j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.


                   See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of April 30, 1997
Assets:             Investments, at value (identified cost--$387,156,897) (Note 1a)                         $408,737,973
                    Cash                                                                                          56,404
                    Receivables:
                      Interest                                                             $  7,811,577
                      Securities sold                                                         3,599,881       11,411,458
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      11,626
                    Prepaid expenses and other assets                                                             45,495
                                                                                                            ------------
                    Total assets                                                                             420,262,956
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    5,649,954
                      Dividends to shareholders (Note 1f)                                       493,817
                      Investment adviser (Note 2)                                               168,891        6,312,662
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        90,779
                                                                                                            ------------
                    Total liabilities                                                                          6,403,441
                                                                                                            ------------

Net Assets:         Net assets                                                                              $413,859,515
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,400 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation                         $135,000,000
                      preference) Common Stock, par value $.10 per share (19,907,055
                      shares issued and outstanding)                                       $  1,990,705
                    Paid-in capital in excess of par                                        277,543,484
                    Undistributed investment income--net                                      2,462,490
                    Accumulated realized capital losses on investments--net (Note 5)        (24,718,240)
                    Unrealized appreciation on investments--net                              21,581,076
                                                                                           ------------
                    Total--Equivalent to $14.01 net asset value per share of
                    Common Stock (market price--$13.125)                                                     278,859,515
                                                                                                            ------------
                    Total capital                                                                           $413,859,515
                                                                                                            ============


                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 1997
Investment          Interest and amortization of premium and discount earned                                $ 12,467,224
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,031,220
                    Commission fees (Note 4)                                                    167,449
                    Professional fees                                                            38,964
                    Transfer agent fees                                                          35,967
                    Accounting services (Note 2)                                                 34,102
                    Printing and shareholder reports                                             21,706
                    Custodian fees                                                               15,004
                    Directors' fees and expenses                                                 11,914
                    Listing fees                                                                 11,815
                    Pricing fees                                                                  7,552
                    Amortization of organization expenses (Note 1e)                               4,037
                    Other                                                                        17,246
                                                                                           ------------
                    Total expenses                                                                             1,396,976
                                                                                                            ------------
                    Investment income--net                                                                    11,070,248
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            582,778
Unrealized          Change in unrealized appreciation on investments--net                                     (2,657,178)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,995,848
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six       For the
                                                                                            Months Ended     Year Ended
                                                                                             April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                                 $ 11,070,248     $ 21,973,143
                    Realized gain (loss) on investments--net                                    582,778       (1,655,497)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (2,657,178)       5,246,338
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,995,848       25,563,984
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (8,762,966)     (16,965,648)
(Note 1f):            Preferred Stock                                                        (2,408,886)      (4,793,238)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (11,171,852)     (21,758,886)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (2,176,004)       3,805,098
                    Beginning of period                                                     416,035,519      412,230,421
                                                                                           ------------     ------------
                    End of period*                                                         $413,859,515     $416,035,519
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,462,490     $  2,564,094
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                         For the                                For the
                    The following per share data and ratios               Six                                    Period
                    have been derived from information                   Months                                 March 29,
                    provided in the financial statements.                Ended                                  1993++ to
                                                                       April 30,  For the Year Ended October 31  Oct. 31,
                    Increase (Decrease) in Net Asset Value:              1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  14.12   $  13.93  $  12.56  $  15.15   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56       1.10      1.11      1.08        .62
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.11)       .18      1.37     (2.53)      1.02
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .45       1.28      2.48     (1.45)      1.64
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.44)      (.85)     (.85)     (.87)      (.45)
                      Realized gain on investments--net                     --         --        --      (.08)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.44)      (.85)     (.85)     (.95)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                         Investment income--net                           (.12)      (.24)     (.26)     (.18)      (.09)
                         Realized gain on investments--net                  --         --        --      (.01)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.11)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.12)      (.24)     (.26)     (.19)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.01   $  14.12  $  13.93  $  12.56   $  15.15
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 13.125   $ 12.625  $ 12.125  $ 10.375   $ 14.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      7.53%+++  11.43%    25.68%   (23.56%)      .53%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.63%+++   8.47%    19.27%   (10.67%)    10.16%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .68%*      .68%      .69%      .68%       .35%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .68%*      .68%      .69%      .68%       .49%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.37%*     5.30%     5.55%     5.17%      5.17%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $278,860   $281,036  $277,230  $250,079   $301,507
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $135,000   $135,000  $135,000  $135,000   $135,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  24.15%     46.58%    95.62%   114.56%     25.00%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,066   $  3,082  $  3,054  $  2,852   $  3,233
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    460   $    898  $    967  $    644   $    292
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    387   $    879  $    891  $    693   $    352
Outstanding:++++++                                                    ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    491   $    886  $  1,070  $    634   $    302
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on April 26, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contrats for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).





NOTES TO FINANCIAL STATEMENTS (concluded)



Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost. Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $97,181,234 and $98,029,986, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $   582,778    $21,581,076
                                  -----------    -----------
Total                             $   582,778    $21,581,076
                                  ===========    ===========


As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $21,581,076, of which $21,727,900 related to appreciated securities and $146,824 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $387,156,897.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 19,907,055. At April 30, 1997, total paid-in capital amounted to $279,534,189.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.638%; Series B, 3.54%; and Series C, 3.79%.

As of April 30, 1997, there were 5,400 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $73,130 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $19,649,000, of which $5,601,000 expires in 2002 and $14,048,000 expires in 2003. This amount willl be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070806 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.





OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVT